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                                                                   Exhibit 10.27

                              SECURITY AGREEMENT
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     THIS SECURITY AGREEMENT, dated as of October 26, 1997, between Capital
Automotive REIT, a Maryland real estate investment trust (the "Company"), and Friedman, Billings, Ramsey Group, Inc., a Delaware corporation ("FBR"), pursuant to the Loan Agreement, dated as of October 26, 1997, between the Company and FBR (the "Loan Agreement"), recites and provides as follows:

                             W I T N E S S E T H :
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     WHEREAS, pursuant to the Loan Agreement FBR has agreed to make a revolving loan (the "Loan") to the Company for the purposes described in the Loan Agreement, such Loan to be evidenced by a promissory note of the Company payable to the order of FBR as provided in the Loan Agreement (the "Note"); and

     WHEREAS, FBR is willing to make the Loan but only upon the condition, among others, that the Company execute and deliver to FBR this Security Agreement;

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, capitalized terms
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will have the meanings assigned in the Loan Agreement.

          "Accounts" means any "Account", as such term is defined in Section 9-
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     106 of the UCC, now or hereafter owned by the Company.

          "Account Debtor" means the party who is obligated on an Account.
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          "Collateral" means the meaning assigned to it in Section 2 of this
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     Security Agreement.

          "Contracts" means all contracts, instruments, undertakings, documents
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     or other agreements in or under which the Company may now or hereafter have any right, title or interest.

          "Equipment" means any "equipment", as such term is defined in Section
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     9-109(2) of the UCC, now or hereafter owned by the Company.

          "General Intangibles" means any "general intangibles", as such term is
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     defined in Section 9-106 of the UCC, now or hereafter owned by the Company.

          "Inventory" means any "inventory", as such term is defined in Section
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     9-106(4) of the UCC, now or hereafter owned by the Company.
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          "License" means Trademark License or other license, now or hereafter
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     owned by the Company, as to which FBR, for the benefit of the FBRs, has been granted a security interest hereunder.

          "Licensing Agreements" means the Patent Licenses and the Trademark
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     Licenses.

          "Proceeds" means "Proceeds", as such term is defined in the UCC.
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          "Security Agreement" means this Security Agreement, as the same may be
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     amended, supplemented or otherwise modified from time to time.

          "Trademark License" means any written agreement, now or hereafter
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     entered into by the Company, granting any right to use any Trademark.

          "Trademarks" means (i) all trademarks, trade names, corporate names,
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     company names, business names, fictitious business names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith.

          "UCC" means the Uniform Commercial Code as the same may from time to
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     time be in effect in the Commonwealth of Virginia.

          "UCC Property" means all components of the Collateral in which a
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     security interest may be created pursuant to the UCC.

     2.   Grant of Security Interest.  As collateral security for the prompt and
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complete payment and performance when due of the principal and interest on the
Loan and in order to induce FBR to enter into the Loan Agreement and make the Loan in accordance with the terms thereof, the Company hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to FBR, and hereby grants to FBR, a security interest in, all of the Company's right, title and interest in, to and under the following (collectively the "Collateral"):

               (i)    all Contracts;

               (ii) all Accounts and General Intangibles in which the Company has any right, title or interest, including, without limitation, (A) all moneys due and to become due under any Contract, (B) any damages arising out of or for breach or default in respect of any such Contract or Account, (C) all other amounts from time to time paid or payable under or in connection with any such Contract or Account, (D) the right of the Company to terminate any such Contract or to perform and to exercise all remedies thereunder, and (E) each Trademark and Trademark License;


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               (iii)  all Equipment;

               (iv)   all Inventory;

               (v) to the extent not otherwise included in paragraph (iii) of this Section 2, all machinery, apparatus, equipment, fittings, fixtures, furniture and furnishings now or hereafter located upon the Company's premises at 1925 North Lynn Street, Suite 306, Arlington, Virginia 22209 or any part thereof, and used or usable in connection with any future occupancy or use of such premises;

               (vi) all other personal property of the Company whether tangible or intangible, or whether now or hereafter owned by the Company and wherever located; and

               (vii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing.

     3.   Rights of FBR; Limitations on FBR's Obligations; Sales and
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Collections.
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          (a)  FBR shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or its assignment to FBR or the receipt by FBR of any payment relating to any Contract or License pursuant hereto, nor shall FBR be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) If an Event of Default shall have occurred and be continuing, FBR shall have the right to, at such intervals as it shall determine, apply all or any part of the funds on deposit in the Collateral Account on account of the principal of and/or interest on any of the Obligations, the order and method of such application to be in the discretion of FBR and any part of such funds which FBR elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by FBR to the Company. If a Default or an Event of Default shall not be continuing, funds deposited in the Collateral Account shall be immediately released to the Company. At FBR's request, the Company shall deliver to FBR all original and other documents evidencing, and relating to, the sale and delivery of Inventory or the performance of labor or service which created the Accounts, including, but not limited to, all original orders, invoices and shipping receipts.

          (c) FBR may at any time notify Account Debtors and parties to the Contracts and the Licenses that the Accounts, the Contracts and the Licenses have been assigned to FBR and that payments shall be made directly to FBR. Upon the request of FBR at any


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     time, the Company will so notify such Account Debtors and parties to the
     Contracts and the Licenses. FBR may in its own name or in the name of others communicate with Account Debtors and parties to the Contracts and Licenses in order to verify with them to FBR's satisfaction the existence, amount and terms of any Accounts, Contracts or Licenses.

     4.   Remedies, Rights Upon Default.
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          (a)  If an Event of Default shall occur and be continuing:

               (i) All payments received by the Company under or in connection with any of the Collateral shall be held by the Company in trust for FBR, shall be segregated from other funds of the Company and shall forthwith upon receipt by the Company, be turned over to FBR, in the same form as received by the Company (duly endorsed by the Company to FBR, if required); and

               (ii) Any and all such payments so received by FBR (whether from the Company or otherwise) may, in the sole discretion of FBR, be held by FBR as collateral security for, and/or then or at any time thereafter applied in whole or in part by FBR, against all or any part of the Obligations in such order as FBR shall elect. Any balance of such payments held by FBR and remaining after payment in full of the outstanding principle and interest on the Loan shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

          (b) If any Event of Default shall occur and be continuing, FBR may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Loan, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Company expressly agrees that in any such event FBR, without demand of performance or other demand, advertisement or notice of any kind to or upon the Company or any other person, may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of FBR's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. FBR shall have the right upon any such public sale or sales, and to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Company, which right of equity is hereby expressly waived and released. The Company further agrees, at FBR's request, to assemble the Collateral, make it available to FBR at places which FBR shall select which shall be reasonably convenient to FBR and the Company, whether at the Company's premises or elsewhere. FBR shall pay over the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care,


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     safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of FBR hereunder, including reasonable attorneys' fees and legal expenses, to FBR for application by them to the payment in whole or in part of the principle and interest on the Loan, in such order as FBR may elect, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by FBR of any other amount required by any provision of law, including Section 9-504(l)(c) of the UCC, need FBR account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages, and demands against FBR arising out of the repossession, retention or sale of the Collateral. The Company agrees that FBR need not give more than l0 days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which FBR is entitled, the Company also being liable for the fees of any attorneys employed by FBR to collect such deficiency.

          (c) The Company also agrees to pay all costs of FBR, including attorneys' fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of their respective rights hereunder.

          (d) The Company hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral, except as otherwise provided herein or in the Loan Agreement.

     5.   Notices.  Any notice to FBR shall be deemed effective only if sent to
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and received at the office of FBR at 1001 19/th/ Street North, 10/th/ Floor,
Arlington, Virginia 22209. Any notice to the Company hereunder shall be deemed to have been duly given when deposited in the mail, first class postage prepaid, addressed to the Company at 1925 North Lynn Street, Suite 306, Arlington, Virginia 22209.

     6.   Severability.  Any provision of this Security Agreement which is
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prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.   No Waiver; Cumulative Remedies.  FBR shall not by any act, delay,
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omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by FBR, and then only to the extent therein set forth. A waiver by FBR of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which FBR would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of FBR, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise or any other


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right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by FBR.

     8.   Successors and Assigns; Governing Law.  This Security Agreement and
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all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of FBR hereunder, inure to the benefit of FBR, and its respective successors and assigns. This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the Commonwealth of Virginia.

     9.   Further Indemnification.  The Company agrees to pay, and to save FBR
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harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

                        (Signatures Appear on Next Page)



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     IN WITNESS WHEREOF, the Company and FBR have caused this Security Agreement to be executed by their duly authorized officers on the date first set forth above.

                                    Capital Automotive REIT




                                    By:
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                                      Title:




                                    Friedman, Billings, Ramsey Group, Inc.




                                    By:
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                                      Title:



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